                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported) November 25,
1996

            FRONTIER COMMUNICATIONS OF NEW YORK, INC.
     (Exact name of registrant as specified in its charter)

       New York              000-05558          14-0750550
   (State or other          (Commission        (IRS Employer
    jurisdiction of          File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (716)777-1000

Item 5   Other Events
------   ------------
     The Registrant announced that it will redeem all of its outstanding 5.875% Series A and 7.80% Series B Preferred Stock.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                  Frontier Communications of New
                                    York, Inc.
                                 (Registrant)



Dated: November 25, 1996           By:/s/-------------------------
                                         Barbara J. LaVerdi
                                         Assistant Secretary

                           EXHIBIT INDEX



Exhibit Number      Description
--------------      ---------------

     99             Press Release dated      Filed herewith
                    November 25, 1996
                    regarding redemption
                    of preferred stock